Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 32 to Registration Statement No. 2-69062 of FAM Series Fund, Inc. (the “Fund”) (formerly Merrill Lynch Series Fund, Inc.) on Form N-1A of our report dated February 22, 2005 appearing in the December 31, 2004 Annual Report of Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio, Mercury Large Cap Core Strategy Portfolio, and Mercury Money Reserve Portfolio (eight of the portfolios constituting the Fund), which is incorporated by reference in the Statement of Additional Information which is part of this Registration Statement. We also consent to the references to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 22, 2005